4,464,443 Shares

RESPONSE GENETICS, INC.

Common Stock

UNDERWRITING AGREEMENT

December 13, 2013

NATIONAL SECURITIES CORPORATION

410 Park Avenue, 14th Floor

New York, NY 10022

Ladies and Gentlemen:

Introduction. Subject to the terms and conditions herein (this “Agreement”), Response Genetics, Inc., a Delaware corporation (the “Company”), hereby agrees to issue and sell to National Securities Corporation, as the sole underwriter (the “Underwriter”), an aggregate of 4,464,443 shares (the “Firm Shares”) and, at the election of the Underwriter, up to 669,666 additional shares (the “Option Shares”) of the Company’s common stock, par value $0.01 per share (the "Common Stock”) in a shelf take down transaction pursuant to the Company’s Registration Statement filed on Form S-3 (File No. 333-171266) with the Securities and Exchange Commission (the “Commission”) on December 17, 2010, as amended on January 4, 2011, and the related prospectus contained therein, as supplemented by the final prospectus supplement relating to the sale of the Shares to be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (as so supplemented, the “Prospectus”). The Firm Shares and the Option Shares which the Underwriter elects to purchase pursuant to Section 3 hereof are herein collectively called the “Shares.”

The Company hereby confirms its agreement with the Underwriter as follows:

Section 1.          Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Underwriter as of the Applicable Time (as defined below), and as of each Closing Date, as follows:

(a)          Securities Law Filings. The Company has prepared and filed with the Commission in conformity in all material respects with the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder a “shelf” registration statement on Form S-3 (File No. 333-171266), which was filed on December 17, 2010 and amended on January 4, 2011 and declared effective on January 6, 2011 (the “Effective Date”), including a base prospectus dated January 6, 2011 (the “Base Prospectus”), for the registration of the Shares. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Prior to the execution and delivery of this Agreement, on December 12, 2013, the Company filed with the Commission pursuant to Rule 424(b) under the Securities Act and the Rules and Regulations a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) relating to the proposed terms of the Offering and of the Shares and the plan of distribution thereof. Following the execution and delivery of this Agreement, the Company will file with the Commission pursuant to Rule 424(b) under the Securities Act and the Rules and Regulations a final prospectus supplement (the “Final Prospectus Supplement”) setting forth the actual terms of the Offering and of the Shares and the plan of distribution thereof and will advise the Underwriter of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, at any given time, including the exhibits and any schedules thereto filed at such time, as amended to such time, and the documents incorporated by reference therein at such time and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Securities Act or otherwise pursuant to the Rules and Regulations, is hereinafter called the “Registration Statement” and, if an additional registration statement increasing the size of the Offering is filed by the Company pursuant to Rule 462(b) under the Securities Act, the term “Registration Statement” shall be deemed to include such additional registration statement filed pursuant to Rule 462(b); such prospectus in the form in which it appears in the Registration Statement at the Effective Date is hereinafter called the “Base Prospectus”; and the amended or supplemented forms of prospectus, in both the form in which the Preliminary Prospectus Supplement was filed with the Commission pursuant to Rule 462(b) and in the form in which the Final Prospectus Supplement will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so amended or supplemented) is hereinafter called the “Prospectus Supplement.” The Registration Statement at the time it originally became effective is hereinafter called the “Original Registration Statement.” Any reference in this Agreement to the Registration Statement, the Original Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”), if any, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at any given time, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Original Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information that is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. “Applicable Time” means 8:00 a.m. on December 13, 2013. The Company has not received any written notice that the Commission has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement or intends to commence a proceeding for any such purpose.

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(b)          Assurances. The Original Registration Statement, as amended, (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply or will comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, if any, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transactions contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, that have not been described or filed as required. The Company is eligible to use free writing prospectuses in connection with the Offering pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Underwriter, prepare, use or refer to, any free writing prospectus. If any free writing prospectus is used in connection with the Offering, the free writing prospectuses issued at or prior to the Time of Sale, when considered together with the Base Prospectus and the Preliminary Prospectus Supplement, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied (including without limitation, the conditions applicable to a “smaller reporting company,” as provided in General Instruction II.B.6 of Form S-3, titled “Limited Primary Offerings by Certain Other Registrants”). The Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(4) and (a)(5) of the Rules and Regulations).

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(c)          Offering Materials. The Company has delivered, or will as promptly as practicable deliver, to the Underwriter complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Underwriter reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

(d)          Subsidiaries. All of the direct and indirect subsidiaries of the Company (the “Subsidiaries”) are set forth in the Incorporated Documents. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions (collectively, “Liens”), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase Shares. If the Company has no Subsidiaries, all other references to the Subsidiaries in this Agreement shall be disregarded.

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(e)          Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement or the transactions contemplated under the Prospectus Supplement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened (“Proceeding”), has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(f)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Prospectus Supplement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby and under the Prospectus Supplement have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors (the “Board of Directors”) or the Company’s stockholders in connection therewith other than in connection with the Required Approvals (as defined below). This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(g)          No Conflicts. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Prospectus Supplement, the issuance and sale of the Shares and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

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(h)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares by the Company, and the transactions contemplated pursuant to the Prospectus Supplement, other than those which have already been obtained or made other than: (i) the filing with the Commission of the Prospectus Supplement, (ii) application(s) to the Nasdaq Capital Market (the “Trading Market”) for the listing of the Shares for trading thereon in the time and manner required thereby and (iii) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(i)          Issuance of the Shares; Registration. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has duly authorized capital stock that amounts to the maximum number of shares of Common Stock issuable pursuant to the Prospectus Supplement.

(j)          Capitalization. The capitalization of the Company is as set forth in the Incorporated Documents. The Company has not issued any capital stock since its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, other than (i) pursuant to the exercise of employee stock options under the Company’s stock option plans, (ii) the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and (iii) pursuant to the conversion and/or exercise of securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time any Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (“Common Stock Equivalents”) outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Prospectus Supplement. Except as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding securities was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Shares. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(k)          SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(l)          Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Shares contemplated by the Prospectus Supplement or disclosed in the Prospectus Supplement, no event, liability, fact, circumstance, occurrence or development has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

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(m)          Litigation. Except as disclosed in the Incorporated Documents, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement and the transactions contemplated pursuant to the Prospectus Supplement or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been and, to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(n)          Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o)          Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(p)          Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

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(q)          Title to Assets. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, and Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. The Company and the Subsidiaries do not own any real property. Except as disclosed in the SEC Reports, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(r)          Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except for reminder notices received in the ordinary course concerning annuity payments and certain abandoned patent applications, neither the Company nor any Subsidiary has received a written notice that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s)          Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate public offering price of the Shares. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain commercially reasonable coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(t)          Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

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(u)          Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of each Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(v)         Certain Fees. Except as set forth in the Prospectus Supplement with respect to the Underwriter, no brokerage or finder’s fees or commissions or other compensation are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank, investor relations or public relations advisor or consultant, or any other Person with respect to the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Prospectus Supplement. The Underwriter shall have no obligation with respect to any fees or other compensation or with respect to any claims made by or on behalf of other Persons for fees or other compensation of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Prospectus Supplement.

(w)          Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be, or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(x)          Registration Rights. Except as disclosed in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, which right has not been waived.

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(y)          Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(z)          Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to owners of the Shares as a result of the Underwriter and the Company fulfilling their obligations or exercising their rights under this Agreement and the transactions contemplated pursuant to the Prospectus Supplement, including without limitation as a result of the Company’s issuance of the Shares and the Underwriter’s sale of the Shares to investors participating in the Offering (the “Investors”).

(aa)         Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Prospectus Supplement, the Company confirms that neither it nor, to its knowledge, any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement. The Company understands and confirms that the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. None of the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Incorporated Documents contained, as of their respective dates, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(bb)         No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(cc)         Solvency. The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from each Closing Date.  The SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments.  For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

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(dd)         Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary (i) has made or filed all United States federal and state income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(ee)         Foreign Corrupt Practices. Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(ff)         Accountants. The Company’s accounting firm is BDO USA, LLP. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending December 31, 2013.

(gg)         Regulation M Compliance.  The Company has not and, to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Underwriter in connection with the purchase of the Shares.

(hh)         Office of Foreign Assets Control. Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(ii)         U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon the Underwriter’s or an Investor’s request.

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(jj)         Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(kk)         Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ll)         Certificates. Any certificate signed by an officer of the Company and delivered to the Underwriter or to counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters set forth therein.

(mm)         Reliance. The Company acknowledges that the Underwriter will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(nn)         Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Registration Statement, the Base Prospectus or the Prospectus Supplement have been made or reaffirmed without what the Company reasonably believes is a reasonable basis, or have been disclosed other than in good faith.

(oo)         Statistical or Market-Related Data. Any statistical, industry-related and market-related data included or incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(pp)         FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company.

(qq)         Material Contracts. The agreements and documents described or summarized in the Prospectus Supplement and the Registration Statement conform in all material respects to the descriptions thereof contained therein. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to or incorporated by reference in the Prospectus Supplement or the Registration Statement, or (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company and is in full force and effect in all material respects.

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(rr)         Regulations. The disclosures in the Registration Statement and Prospectus Supplement concerning the effects of Federal, State, local and all foreign regulations on the Company’s business as currently contemplated, insofar as they purport to describe such regulations, are correct in all material respects.

Section 2.          Representations and Warranties of the Underwriter. The Underwriter hereby represents, warrants and covenants to the Company as of the date hereof, and as of each Closing Date, as follows:

(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act), or (ii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

(b) It will retain copies of each free writing prospectus used or referred to by it to the extent required by Rule 433 under the Securities Act.

Section 3.          Purchase of the Shares by the Underwriter.

(a) Subject to the terms and conditions and upon the basis of the representations, warranties and agreements herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company 4,464,443 Firm Shares at a price of $1.14 per Share (the “Per Share Net Price”), which gives effect to a 5.0% discount. The Underwriter agrees to initially offer the Firm Shares to the public at the offering price set forth on the cover page of the Prospectus Supplement.

(b) The Company hereby grants to the Underwriter the right to purchase from the Company, at the Underwriter’s election, from time to time, solely for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares, all or any portion of the Option Shares at the Per Share Net Price, for a period of forty-five (45) days from the date of the Prospectus Supplement. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

Section 4.          Delivery of and Payment for Shares.

The Firm Shares shall be issued in the form of one or more fully registered stock certificates in book-entry form in such denomination and registered in the name of the nominee of The Depository Trust Company ("DTC") or in such names as the Underwriter may request upon at least two business days' prior notice to the Company, and shall be delivered by or on behalf of the Company to the Underwriter for the account of such Underwriter, against payment by such Underwriter on its behalf of the purchase price therefor by wire transfer of immediately available funds to such accounts as the Company shall designate in writing. The closing of the sale and purchase of the Firm Shares shall be held at the offices of SorinRand LLP, 515 Madison Avenue, 13th Floor, New York, New York 10022. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 9:00 a.m., New York City time, on the third (3rd) full business day after this Agreement is executed or at such other time and date as the Underwriter and the Company may agree upon in writing (the “First Closing Date”), and, with respect to the Option Shares, at 9:00 a.m., Eastern time, on the date reasonably specified by the Underwriter in the written notice given by the Underwriter of the Underwriters' election to purchase all or part of such Option Shares, or at such other time and date as the Underwriter and the Company may agree upon in writing (the “Option Closing Date”). Delivery and payment for such Optional Shares is to be at the offices set forth above for delivery and payment of the Firm Shares. (The First Closing Date and each Option Closing Date are herein individually referred to as the “Closing Date” and collectively referred to as the “Closing Dates.”)

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Section 5.             Covenants and Agreements of the Company.

The Company further covenants and agrees with the Underwriter as follows:

(a)          Registration Statement Matters. The Company will advise the Underwriter promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to any Prospectus or Prospectus Supplement or any amended Prospectus or Prospectus Supplement has been filed and will furnish the Underwriter with copies thereof. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act subsequent to the date of any Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the Offering. The Company will advise the Underwriter, promptly after it receives notice thereof (i) of any request by the Commission to amend the Registration Statement or to amend or supplement any Prospectus Supplement or for additional information, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document, if any, or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or any Prospectus Supplement or any amendment or supplement thereto or any post-effective amendment to the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the institution or threatened institution of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or a Prospectus Supplement or for additional information. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use.  If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable.  Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A, 430B and 430C, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) are received in a timely manner by the Commission.

(b)          Blue Sky Compliance. The Company will cooperate with the Underwriter in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (United States and foreign) as the Underwriter may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document other than a Prospectus Supplement. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Underwriter may reasonably request for distribution of the Shares. The Company will advise the Underwriter promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

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(c)          Amendments and Supplements to a Prospectus Supplement and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement, the Incorporated Documents and any Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered in connection with the distribution of the Shares contemplated by the Incorporated Documents or any Prospectus Supplement (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Underwriter or counsel for the Underwriter, it becomes necessary to amend or supplement the Incorporated Documents or any Prospectus Supplement in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or any Prospectus Supplement or to file under the Exchange Act any Incorporated Document to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Underwriter and to dealers, an appropriate amendment to the Registration Statement or supplement to the Registration Statement, the Incorporated Documents or any Prospectus Supplement that is necessary in order to make the statements in the Incorporated Documents and any Prospectus Supplement as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement, the Incorporated Documents or any Prospectus Supplement, as so amended or supplemented, will comply with law. Before amending the Registration Statement or supplementing the Incorporated Documents or any Prospectus Supplement in connection with the Offering, the Company will furnish the Underwriter with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Underwriter reasonably objects.

(d)          Copies of any Amendments and Supplements to a Prospectus Supplement. The Company will furnish the Underwriter, without charge, during the period beginning on the date hereof and ending on the later of the last Closing Date of the Offering, as many copies of the Incorporated Documents and any Prospectus Supplement and any amendments and supplements thereto (including any Incorporated Documents, if any) as the Underwriter may reasonably request.

(e)          Free Writing Prospectus. The Company covenants that it will not, unless it obtains the prior written consent of the Underwriter, make any offer relating to the Shares that would constitute a Company Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act. In the event that the Underwriter expressly consents in writing to any such free writing prospectus (a “Permitted Free Writing Prospectus”), the Company covenants that it shall (i) treat each Permitted Free Writing Prospectus as a Company Free Writing Prospectus, and (ii) comply with the requirements of Rule 164 and 433 of the Securities Act applicable to such Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

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(f)          Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Common Stock.

(g)          Earnings Statement. As soon as practicable and in accordance with applicable requirements under the Securities Act, but in any event not later than 18 months after the last Closing Date, the Company will make generally available to its security holders and to the Underwriter an earnings statement, covering a period of at least 12 consecutive months beginning after the last Closing Date, that satisfies the provisions of Section 11(a) and Rule 158 under the Securities Act.

(h)          Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company will duly file, on a timely basis, with the Commission and the Trading Market all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(i)          No Manipulation of Price.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(j)          Acknowledgment. The Company acknowledges that any advice given by the Underwriter to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Underwriter’s prior written consent.

Section 6.             Conditions of the Obligations of the Underwriter. The obligations of the Underwriter hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof, in each case as of the date hereof and as of each Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)          Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. Each Prospectus Supplement (in accordance with Rule 424(b)) and “free writing prospectus” (as defined in Rule 405 of the Securities Act), if any, shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of any Prospectus Supplement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and the FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(b)          Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and each Prospectus Supplement, and the registration, sale and delivery of the Shares, shall have been completed or resolved in a manner reasonably satisfactory to the Underwriter's counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 6.

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(c)          No Material Adverse Effect. Subsequent to the execution and delivery of this Agreement and prior to each Closing Date, there shall not have occurred any Material Adverse Effect.

(d)          Opinion of Counsel for the Company. The Underwriter shall have received on each Closing Date the favorable opinion of legal counsel to the Company, dated as of such Closing Date, including, without limitation, a negative assurance letter, addressed to the Underwriter in form and substance reasonably satisfactory to the Underwriter.

(e)          Officers’ Certificate. The Underwriter shall have received on each Closing Date a certificate of the Company, dated as of such Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Underwriter shall be reasonably satisfied that, the signers of such certificate have reviewed the Registration Statement, the Incorporated Documents, the Base Prospectus, each Prospectus Supplement, any Permitted Free Writing Prospectus and this Agreement and to the further effect that:

(i)          The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii)         No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or any Prospectus Supplement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

(iii)        When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Incorporated Documents, if any, when such documents became effective or were filed with the Commission, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement and the Incorporated Documents, if any, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

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(iv)        Subsequent to the respective dates as of which information is given in the Registration Statement, the Incorporated Documents and any Prospectus Supplement, there has not been any Material Adverse Effect.

(f)          Comfort Letters. On the date hereof, and on each Closing Date, the Underwriter shall have received from BDO USA, LLP, independent public or certified public accountants for the Company, a letter dated the date hereof, or such Closing Date, as the case may be, addressed to the Underwriter, in form and substance reasonably satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters in a registered offering, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus.

(g)          Stock Exchange Listing. The Common Stock shall be registered under the Exchange Act and shall be listed on the principal Trading Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the principal Trading Market, nor shall the Company have received any information suggesting that the Commission or the principal Trading Market is contemplating terminating such registration or listing.

(h)          Additional Documents. On or before each Closing Date, the Underwriter and counsel for the Underwriter shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

Section 7.             Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Shares (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Base Prospectus and each Prospectus Supplement, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Underwriter in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the securities laws of any other country, and, if requested by the Underwriter, preparing and printing a “Blue Sky Survey,” an “International Blue Sky Survey” or other memorandum, and any supplements thereto, advising the Underwriter of such qualifications, registrations and exemptions; (vii) if applicable, the filing fees incident to the review and approval by the FINRA of the Underwriter’s participation in the offering and distribution of the Shares; (viii) the fees and expenses associated with including the Shares on the Trading Market; (ix) all costs and expenses incident to the travel and accommodation of the Company’s employees on the “roadshow,” if any; (x) the fees and expenses of counsel to the Underwriter up to a maximum of Seventy Thousand Dollars ($70,000); (xi) other reasonable out-of-pocket expenses incurred by the Underwriter in connection with the Offering up to a maximum of Five Thousand Dollars ($5,000); and (xii) all other fees, costs and expenses referred to in Part II of the Registration Statement.

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Section 8.          Indemnification and Contribution. The Company agrees to indemnify the Underwriter in accordance with the provisions of Schedule A hereto, which is incorporated by reference herein and made a part hereof.

Section 9.          Termination.

This Agreement may be terminated in the sole discretion of the Underwriter by notice to the Company given prior to the First Closing Date or any Option Closing Date, respectively, in the event that (i) any condition to the obligations of the Underwriter set forth in Section 6 hereof has not been satisfied, or (ii) the Company shall have failed, refused or been unable to deliver the Firm Shares or the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, in either case other than by reason of a default by the Underwriter. The Underwriter may terminate this Agreement by notice given by the Company, if after the execution and delivery of this Agreement and prior to any Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE Amex LLC, or the NASDAQ Stock Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Underwriter’s judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Underwriter’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus Supplement. Any termination pursuant to this Section 9 shall be without liability on the part of the Underwriter to the Company or on the part of the Company to any Underwriter, except for expenses to be paid by the Company pursuant to Section 7 hereof and except as to indemnification and contribution to the extent provided in Section 8 hereof.

Section 10.         Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares to be sold in the proposed Offering and any termination of this Agreement. A successor to the Underwriter, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 11.         Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Underwriter, to the address set forth above, Attn: General Counsel, Facsimile: (212) 380-2828.

With a copy to:

SorinRand LLP

515 Madison Avenue, 13th Floor

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New York, New York 10022

Attention: Jeffrey S. Marcus

Facsimile: (212) 588-1710

If to the Company:

Response Genetics, Inc.

1640 Marengo Street, 6th Floor

Los Angeles, California 90033

Attention: Thomas A. Bologna, Chairman and Chief Executive Officer

With a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019

Attention:   Steven A. Seidman

Laura L. Delanoy

Facsimile: (212) 728-8111

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 12.         Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 hereof, and to their respective successors and personal representatives, and no other person will have any right or obligation hereunder.

Section 13.         Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 14.         Governing Law Provisions. This Agreement shall be deemed to have been made and delivered in New York City and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Underwriter and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriter and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriter mailed by certified mail to the Underwriter’s address shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither the Underwriter nor its affiliates, and the officers, directors, employees, agents and representatives of the Underwriter, their respective affiliates and each other person, if any, controlling the Underwriter or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined to have resulted from the bad faith, gross negligence or intentional misconduct of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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Section 15.          General Provisions.

(a)          This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof among the parties hereto. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b)          The Company acknowledges that in connection with the offering of the Shares: (i) the Underwriter has acted at arms length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) the Underwriter owes the Company only those duties and obligations set forth in this Agreement and (iii) the Underwriter may have interests that differ from those of the Company. The Company waives to the fullest extent permitted by applicable law any claims it may have against the Underwriter arising from an alleged breach of fiduciary duty in connection with the offering of the Shares.

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

RESPONSE GENETICS, Inc.
A Delaware corporation

By:	/s/ Kevin Harris
Name: Kevin Harris
Title: CFO

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

The Underwriter

NATIONAL SECURITIES CORPORATION

By:	/s/ Jonathan C. Rich
Name: Jonathan C. Rich
Title: EVP-Head of Investment Banking

By:	/s/ Hany Awadalla
Name: Hany Awadalla
Title: Managing Director

SCHEDULE A – INDEMNIFICATION

The Company hereby agrees to indemnify and hold the Underwriter, its officers, directors, principals, employees, affiliates, and shareholders, and their respective successors and assigns, harmless from and against any and all loss, claim, damage, liability, deficiencies, actions, suits, proceedings, costs and reasonable legal expenses whatsoever (including, but not limited to, reasonable legal fees and other expenses and reasonable disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever, or in appearing or preparing for appearance as witness in any proceeding, including any pretrial proceeding such as a deposition) (collectively, “Losses”) arising out of, based upon, or in any way related or attributed to: (i) any breach of a representation, warranty or covenant by the Company contained in this Agreement; (ii) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any Prospectus Supplement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any activities or services performed hereunder by the Underwriter; unless it is finally judicially determined in a court of competent jurisdiction that such Losses were the primary and direct result of the intentional misconduct, gross negligence or bad faith of the Underwriter in performing the services hereunder.

If the Underwriter receives written notice of the commencement of any legal action, suit or proceeding with respect to which the Company is or may be obligated to provide indemnification pursuant to this Schedule A, the Underwriter shall, within thirty (30) days of the receipt of such written notice, give the Company written notice thereof (a “Claim Notice”). Failure to give such Claim Notice within such thirty (30) day period shall not constitute a waiver by the Underwriter of its right to indemnity hereunder with respect to such action, suit or proceeding. Upon receipt by the Company of a Claim Notice from the Underwriter with respect to any claim for indemnification which is based upon a claim made by a third party (a “Third Party Claim”), the Company may assume the defense of the Third Party Claim with counsel of its own choosing, as described below. The Underwriter shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trial and appeals as may be reasonably required in connection therewith. The Underwriter shall have the right to employ its own counsel in any such action, which shall be at the Company's expense if (i) the Company and the Underwriter shall have mutually agreed in writing to the retention of such counsel, (ii) the Company shall have failed in a timely manner to assume the defense and employ counsel or experts reasonably satisfactory to the Underwriter in such litigation or proceeding or (iii) the named parties to any such litigation or proceeding (including any impleaded parties) include the Company and the Underwriter and representation of the Company and the Underwriter by the same counsel or experts would, in the reasonable opinion of the Underwriter, be inappropriate due to actual or potential differing interests between the Company and the Underwriter. The Company shall not satisfy or settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of the Underwriter, which consent shall not be unreasonably withheld, conditioned or delayed and which shall not be required if the Underwriter are granted a release in connection therewith. The indemnification provisions hereunder shall survive the termination or expiration of this Agreement.

The Company further agrees, upon demand by the Underwriter, to promptly reimburse the Underwriter for, or pay, any fees, expenses or disbursements as to which the Underwriter has been indemnified herein with such reimbursement to be made currently as any such fees, expenses or disbursements are incurred by the Underwriter. Notwithstanding the provisions of the aforementioned indemnification, any such reimbursement or payment by the Company of fees, expenses, or disbursements incurred by the Underwriter shall be repaid by the Underwriter in the event of any proceeding in which a final judgment (after all appeals or the expiration of time to appeal) is entered in a court of competent jurisdiction against the Underwriter based solely upon its gross negligence, intentional misconduct or bad faith in the performance of its duties hereunder, and provided further, that the Company shall not be required to make reimbursement or payment for any settlement effected without the Company’s prior written consent (which consent shall not be unreasonably withheld or delayed).

If for any reason the foregoing indemnification is unavailable or is insufficient to hold the Underwriter harmless, the Company agrees to contribute to the amount paid or payable by the Underwriter in such proportion as to reflect not only the relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, but also the relative fault of the Company and the Underwriter as well as any relevant equitable considerations. In no event shall the Underwriter contribute in excess of the fees actually received by it pursuant to the terms of this Agreement.

For purposes of this Agreement, each officer, director, shareholder, and employee or affiliate of the Underwriter and each person, if any, who controls the Underwriter (or any affiliate thereof) within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights as the Underwriter with respect to matters of indemnification by the Company hereunder.